MUNICIPAL PARTNERS FUND II INC.

January 22, 2000

Dear Shareholders:

We are pleased to provide this semi-annual report for the Municipal Partners Fund II Inc. ("Fund") as of December 31, 1999. Included are market commentary, a schedule of the Fund's investments as of December 31, 1999 and financial statements for the six months ended December 31, 1999. The Fund distributed income dividends to common shareholders totaling $0.38 per share during the period. The table below shows the annualized distribution rate and the six-month total return based on the Fund's December 31, 1999 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.1

           Price                  Annualized              Six-Month
         Per Share            Distribution Rate2        Total Return
        ----------            ------------------        ------------
      $12.79 (NAV)                  5.86%                  (4.04)%
      $11.1875 (NYSE)               6.70%                  (6.18)%

SPECIAL SHAREHOLDER NOTICE

We are proud to report that Municipal Partners Fund II Inc. has recently received a 4-star (out of a possible 5 stars) rating from Morningstar Inc. as of December 31, 1999.3

MARKET REVIEW

The bond markets encountered a wild swing in investor sentiment during the past year as healthy optimism drove confidence at the onset, yet monetary policy tightening concerns overshadowed bonds as the year progressed. Despite posting negative returns, municipal bonds performed better than U.S. Treasuries during the period. In our view, decreased supply, generous yield ratios at the beginning of the year and an improvement in fundamental credit quality provided support for municipal bonds.

-----------
1 The NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund, plus all other assets. This result (net assets of common shareholders) is divided by the total number of common shares outstanding. The NAV fluctuates with changes in the market price of securities in which the Fund has invested. However, the price at which an investor buys or sells shares of the Fund is its market price as determined by supply and demand.

2 Total returns are based on changes in NAV or the market value and assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in the report. This annualized distribution rate assumes a current monthly income dividend rate of $0.0625 for twelve months. This rate is as of January 31, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your fund investment. Past performance is not indicative of future results.

3 Morningstar Inc. proprietary ratings reflect historical risk adjusted performance as of December 31, 1999. Ratings are loan-adjusted, updated monthly and subject to change. Morningstar ratings are calculated from each fund's three, five and ten-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustment and a risk factor that reflect fund performance below 90-day T-bill returns. The highest Morningstar rating is five stars; the lowest is one star. The top 10% of the funds in a broad asset class receive five stars; the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the next 10% receive one star. For the three, five and ten-year period, there were 193, 193 and 37 funds respectively in the municipal bond class.

MUNICIPAL PARTNERS FUND II INC.

State and local governments issued approximately $226 billion of debt during 1999 representing a 21% decline versus 1998's pace of $286 billion. The reduction in the supply of municipal bonds was due to a precipitous drop in refunding activity. Refunding issues eased almost 55% (year over year) while new project funding remained virtually unchanged.

The amount of debt outstanding in the municipal market currently exceeds $1.5 trillion, according to data published by the Federal Reserve Board of Governors. From 1997 through 1999, the 10 most populous U.S. states accounted for almost 60% of new municipal debt. Data from the U.S. Bureau of the Census indicated that the top 10 states represent approximately 52% of the nation's population. We think concentrated issuance of municipal securities is likely to continue in the near term.

Demand for municipal bonds traditionally comes from three types of investors: retail, mutual funds and property & casualty insurance companies. Strong demand from retail investors absorbed most of last year's supply while property and casualty insurance companies and mutual funds generally kept a low profile. Generous municipal yield ratios at the beginning of the year did not attract institutions but were enough to meet the needs of retail investors. During the past year, municipal bond yields were more correlated with taxable spread yields but less than U.S. Treasury yields. In our opinion, correlation between municipal bonds and taxable spread products may develop into a long-term trend if U.S. Treasury supply continues to decline.

A strong national economy improved the fundamental quality of many municipal debt issuers. Credit upgrades outpaced weakening issues by a ratio of approximately 4 to 1, according to Standard & Poor's, a major credit reporting agency. Impressive participation by secondary insurance providers supported relatively narrow municipal quality spreads. Insured securities represented almost 50% of new municipal bond supply during the past few years.

INVESTMENT STRATEGY

Our philosophy of focusing on long-term fundamentals, rigorous credit analysis and sector selection remains the foundation for how we manage the Fund. We have remained short to neutral versus our benchmark in terms of our maturity structure.

As of December 31, 1999, the Fund's long-term holdings consisted of 51 issues throughout 24 different states. Moreover, the credit quality of the portfolio remains high with an average credit quality of AA according to either Standard & Poor's Ratings Group or Moody's Investors Services Inc. (Standard & Poor's Corporation and Moody's Investor Service Inc. are two major credit reporting and bond rating agencies.) The Fund had an average effective maturity of 13.1 years and an average duration of 7.4 years. The portfolio is well-diversified with the greatest industry sector weightings in transportation, health care and housing.

In response to the relatively tight risk premium levels of lower quality bonds, we plan to continue investing in higher quality municipal bonds. One sector that did not improve fundamentally during the period was the not-for-profit health care sector. Health care providers continued to struggle with the Balanced Budget Act of 1997. Accordingly, yield spreads for this sector widened appreciably during 1999.

MARKET OUTLOOK

Looking ahead, the demands of a growing economy will call for a steady supply of municipal debt. We expect new issuance of municipal bonds to range between $200 and $250 billion during 2000.

MUNICIPAL PARTNERS FUND II INC.

Some municipalities are concerned about a possible reduction in sales tax receipts due to the explosive growth of e-commerce. Most state and local governments rely on sales tax revenue to help pay for essential services including public safety, fire, health, education, roads and bridges. Consumers are supposed to pay sales taxes voluntarily on items purchased from out-of-state merchants via the Internet, but few do. Early estimates of sales tax shortfalls from e-commerce are wide ranging. As a comparison, state officials believe that $5 billion in taxes goes uncollected annually from mail order catalogue sales.

We do not think that growing Internet commerce poses an immediate threat to either state or local revenue bases. In the near term, surging income tax receipts generated by a vibrant U.S. economy should take the edge off any sales tax shortfalls. Moreover, some municipal authorities used recent surplus tax receipts to fund reserve (i.e., "rainy day") accounts. Capital deposited into these accounts can help mitigate future revenue shortfalls. In April 2000, a 19-member Advisory Commission on Electronic Commerce will report to the U.S. Congress about Internet tax issues, with the taxing of Internet commerce as the main topic of their report. Other state and local organizations have also recently been proactive in identifying other taxation alternatives.

The U.S. economy should remain stable this year as low unemployment and strong consumer confidence will likely support demand for goods. Additionally, we think that the Federal Reserve Board has engineered a good balance between strong economic growth and an "acceptable" rate of inflation.

All of us at Salomon Brothers Asset Management Inc appreciate the confidence you have demonstrated in the past and hope to continue to serve you in the new century.

Cordially,

/s/ WILLIAM D. CVENGROS                            /s/ HEATH B. MCLENDON
    WILLIAM D. CVENGROS                                HEATH B. MCLENDON
    Co-Chairman of the Board                           Co-Chairman of the Board


/s/ ROBERT E. AMODEO
    ROBERT E. AMODEO
    Executive Vice President

MUNICIPAL PARTNERS FUND II INC.

Schedule of Investments (unaudited)
December 31, 1999


     FACE
    AMOUNT          RATING(A)                              SECURITY                               VALUE
----------------------------------------------------------------------------------------------------------
Long-Term Investments -- 97.0%

CALIFORNIA -- 8.2%

    $3,000,000      AA-        California State Housing Finance Agency Home
                                 Mortgage Revenue, Series H, 6.150% due 8/1/16...............  $3,017,670
                               California State Public Works Board, Lease Revenue
                                 Refunding Bonds:
     2,175,000      Aaa*           Department of Corrections, Series A, 6.875%
                                     due 11/1/14, Pre-Refunded 11/1/04.......................   2,423,994
     2,900,000      Aaa*           Various University of California Projects,
                                     1993 Series A, 7.000% due 3/1/14,
                                     Pre-Refunded 3/1/04.....................................   3,210,909
     1,000,000      A2*        West Covina, CA COP (Queen of the Valley Hospital),
                                 6.500% due 8/15/14, Pre-Refunded 8/15/04....................   1,095,770
                                                                                               ----------
                                                                                                9,748,343
                                                                                               ----------
GEORGIA -- 0.2%

       180,000      AAA        Fulton County, GA Housing Authority Single-Family Mortgage,
                                 6.600% due 3/1/28...........................................     186,091
                                                                                               ----------
HAWAII -- 0.8%

     1,000,000      A          Hawaii State Department of Budget & Finance Special
                                Purpose Revenue, 6.000% due 7/1/11...........................   1,003,300
                                                                                               ----------
ILLINOIS -- 17.6%

     6,050,000      AAA        Chicago Heights, IL GO, Series A, FGIC-Insured,
                                 5.650% due 12/1/16..........................................   5,914,480
                               Chicago, IL Board of Education (Chicago School Reform):
     1,000,000      AAA          AMBAC-Insured, 5.750% due 12/1/27...........................     945,620
     4,255,000      AAA          MBIA-Insured, 6.000% due 12/1/16............................   4,280,998
     3,500,000      AAA        Chicago, IL O'Hare International Airport Special
                                 Facility Revenue (International Terminal),
                                 MBIA-Insured, 6.750% due 1/1/18.............................   3,651,375
                               Illinois Health Facilities Authority Revenue:
     1,000,000      AAA          Highland Park Project B, FGIC-Insured, 5.550% due 10/1/06...   1,022,760
     1,850,000      AAA          Refunding (SSM Health Care), MBIA-Insured, 6.550%
                                   due 6/1/13................................................   2,011,949
     2,000,000      AAA          Servantcor Project, Series A, FSA-Insured, 6.000%
                                   Escrowed to Maturity 8/15/12..............................   2,125,860
                                 South Suburban Hospital Project:
       395,000      A              7.000% due 2/15/18, Pre-Refunded 2/15/02..................     419,782
       605,000      A              7.000% Escrowed To Maturity 2/15/18.......................     673,184
                                                                                               ----------
                                                                                               21,046,008
                                                                                               ----------

----------------------------------------------------------------------------------------------------------
                       See notes to financial statements.

PAGE 4

MUNICIPAL PARTNERS FUND II INC.

December 31, 1999


     FACE
    AMOUNT          RATING(A)                              SECURITY                               VALUE
----------------------------------------------------------------------------------------------------------
INDIANA -- 3.6%
    $2,000,000      AA+        Indiana Transportation Finance Authority Airport Facilities
                                 Lease Revenue, Series A, 5.500% due 11/1/17.................  $1,837,880
     2,500,000      AAA        Indianapolis, IN Airport Authority Revenue Refunding, Series A,
                                 FGIC-Insured, 5.600% due 7/1/15.............................   2,434,400
                                                                                               ----------
                                                                                                4,272,280
                                                                                               ----------
IOWA -- 3.0%
     3,350,000      NR         Iowa Finance Authority Hospital Facility Revenue Refunding
                                 (Trinity Regional Hospital Project), 7.000% due 7/1/12,
                                 Pre-Refunded 7/1/02.........................................   3,573,847
                                                                                               ----------
KANSAS -- 0.8%
     1,000,000      AAA        Wyandotte County, Kansas City, KSUniversity Government
                                 Utility System Revenue, AMBAC-Insured, 5.750% due 9/1/24....     962,960
                                                                                               ----------
LOUISIANA -- 4.6%
     6,000,000      BBB+       Louisiana Public Facilities Authority Hospital Revenue
                                 Refunding (Touro Infirmary Project), Series B, 6.125%
                                 due 8/15/23.................................................    5,493,78
                                                                                               ----------
MASSACHUSETTS -- 2.9%

     1,000,000      A          Massachusetts State Health & Educational Facilities Authority
                                 Revenue (Dana Farber Cancer Project), Series G-1,
                                 6.250% due 12/1/22..........................................     966,890
     2,650,000      AA         Massachusetts State Water Pollution Abatement, Series A,
                                  5.750% due 8/1/29..........................................   2,523,489
                                                                                               ----------
                                                                                                3,490,379
                                                                                               ----------
MISSOURI -- 2.1%
     2,500,000      AA         Missouri State Environmental Improvement & Energy Research
                                 Authority PCR Refunding (Associated Electric Coop
                                 Thomas Hill), 5.500% due 12/1/10............................   2,542,325
                                                                                               ----------
NEVADA -- 4.3%

     3,000,000      AAA        Clark County, NV IDR Refunding (Nevada Power Project),
                                 AMBAC-Insured, 7.200% due 10/1/22...........................   3,216,480
     1,000,000      AAA        Clark County, NV Passenger Facility Revenue (McCarran
                                 International Airport), MBIA-Insured, 5.750% due 7/1/23.....     934,180
       985,000      AAA        Nevada Housing Division, Single-Family Program, Series C,
                                  AMBAC-Insured, 6.350% due 10/1/12..........................     995,116
                                                                                               ----------
                                                                                                5,145,776
                                                                                               ----------

----------------------------------------------------------------------------------------------------------
                       See notes to financial statements.

                                                                                                    PAGE 5

MUNICIPAL PARTNERS FUND II INC.

December 31, 1999


     FACE
    AMOUNT          RATING(A)                              SECURITY                               VALUE
----------------------------------------------------------------------------------------------------------
NEW JERSEY -- 0.9%
  $1,000,000        AAA        New Jersey EDA Water Facilities Revenue (New Jersey
                                 American Water Co., Inc. Project), FGIC-Insured,
                                 6.875% due 11/1/34..........................................  $1,059,810
                                                                                               ----------
NEW YORK -- 16.6%
   3,000,000        Aaa*       The City of New York, GO Bonds, Fiscal 1994 Series B,
                                 Subseries B-1, 7.000% due 8/15/16, Pre-Refunded 8/15/04        3,295,890
   2,500,000        AAA        Metropolitan Transportation Authority, NY (Transit Facilities),
                                 Series O, MBIA-Insured, 6.375% due 7/1/20, Pre-Refunded
                                 7/1/04......................................................   2,691,125
                               New York State Dorm Authority Revenue:
   2,000,000        AAA          Manhattan Eye, Ear & Throat Hospital, 5.125%
                                   Escrowed to Maturity 7/1/07...............................   1,997,360
   2,800,000        A            State University Educational Facilities, 5.500%
                                   due 5/15/26...............................................   2,526,748
   1,750,000        AA-        New York State Local Government Assistance Corporation Revenue,
                                  Series A, 6.000% due 4/1/16................................   1,762,058
   4,400,000        AAA        Port Authority of New York and New Jersey Construction,
                                 Ninety-Sixth Series, FGIC-Insured, 6.600% due 10/1/23          4,636,060
   3,045,000        Aa3*       Triborough Bridge & Tunnel Authority, NY General Purpose
                                  Revenue, Series Y, 5.500% due 1/1/17.......................   2,959,892
                                                                                               ----------
                                                                                               19,869,133
                                                                                               ----------
OHIO -- 4.7%
   2,500,000        AA         Franklin County, OH Hospital Revenue (Holy Cross Health
                                 Systems Corporation), 5.875% due 6/1/21.....................   2,404,250
   2,300,000        A-         Ohio State Water Development Authority Solid Waste
                                 Disposal Revenue (Broken Hill Proprietary Co., Ltd.),
                                 6.450% due 9/1/20...........................................   3,202,650
                                                                                               ----------
                                                                                                5,606,900
                                                                                               ----------
PENNSYLVANIA -- 4.5%
   5,500,000        AAA        Delaware Valley, PA Regional Finance Authority Local
                                 Government Revenue, Series A, AMBAC-Insured,
                                 5.500% due 8/1/28...........................................   5,106,145
     250,000        AAA        Philadelphia, PASchool District Refunding, Series D,
                                 MBIA-Insured, 5.625% due 3/1/10.............................     256,658
                                                                                               ----------
                                                                                                5,362,803
                                                                                               ----------
SOUTH CAROLINA -- 2.1%
   2,500,000        AA         Greenville, SC Hospital Systems Hospital Facilities Revenue,
                                 Series B, 5.700% due 5/1/12.................................   2,491,025
                                                                                               ----------

----------------------------------------------------------------------------------------------------------
                                     See notes to financial statements.

PAGE 6

MUNICIPAL PARTNERS FUND II INC.

December 31, 1999


     FACE
    AMOUNT          RATING(A)                              SECURITY                               VALUE
----------------------------------------------------------------------------------------------------------
TENNESSEE -- 2.6%

  $1,950,000        AA-        The IDB of Humphreys County, TN Solid Waste Disposal Revenue,
                                 (E.I. duPont de Nemours and Co. Project), 6.700%
                                 due 5/1/24..................................................    $2,001,948
   1,200,000        AAA        Memphis-Shelby County, TNAirport Authority Airport Revenue,
                                 Series D, AMBAC-Insured, 6.000% due 3/1/24..................     1,168,560
                                                                                               ------------
                                                                                                  3,170,508
                                                                                               ------------
TEXAS -- 6.1%
   4,500,000        AAA        Austin, TX Airport System Revenue, Series A, MBIA-Insured,
                                 6.200% due 11/15/15.........................................     4,566,690
   2,665,000        BBB        Port Corpus Christi Authority, TX Nueces County PCR
                                 (Hoechst Celanese Corporate Project), 6.875% due 4/1/17.....     2,724,483
                                                                                               ------------
                                                                                                  7,291,173
                                                                                               ------------
UTAH -- 2.5%
   3,025,000        AAA        Utah State Housing Finance Agency Single-Family Mortgage,
                                 Issue H-2, 6.250% due 7/1/22................................     2,992,602
                                                                                               ------------
VIRGINIA -- 3.4%
   2,000,000        AA         Fairfax County, VA EDA Lease Revenue (Government
                                 Center Properties), 5.500% due 5/15/18......................     1,897,960
                               Virginia State Housing Development Authority
                                 Commonwealth Mortgage:
   1,015,000        AAA            Subseries A-4, MBIA-Insured, 6.200% due 7/1/12............     1,029,677
   1,185,000        AA+            Subseries I-1, 6.550% due 7/1/17..........................     1,201,969
                                                                                               ------------
                                                                                                  4,129,606
                                                                                               ------------
WASHINGTON -- 0.3%
     400,000        AAA        Seattle, WAGO, Series B, FSA-Insured, 5.750% due 12/1/28......       379,508
                                                                                               ------------
WEST VIRGINIA -- 1.4%
  1,555,000         A-         West Virginia State Water Development Authority,
                                 Loan Program II, Series A, 7.000% due 11/1/31,
                                 Pre-Refunded 11/1/0.........................................     1,649,233
                                                                                               ------------
WISCONSIN -- 2.1%
   2,485,000        AA         Wisconsin Housing & EDA Revenue Refunding (Home
                                 Ownership), Series G, 6.300% due 9/1/17.....................     2,492,206
                                                                                               ------------
WYOMING -- 1.7%
   2,000,000        AA         Wyoming Community Development Authority Housing
                                 Revenue, Series 1, 6.100% due 12/1/14.......................     1,996,000
                                                                                               ------------
                               Total Long-Term Investments (Cost -- $114,762,907)............   115,955,596
                                                                                               ------------

-----------------------------------------------------------------------------------------------------------
                                                  See notes to financial statements.

                                                                                                  PAGE 7

MUNICIPAL PARTNERS FUND II INC.

December 31, 1999


     FACE
    AMOUNT          RATING(A)                              SECURITY                               VALUE
----------------------------------------------------------------------------------------------------------
Short-Term Investments -- 3.0%
ALASKA -- 1.3%
  $1,600,000        A-1+       Valdez, AK Marine Terminal Revenue Refunding (Exxon
                                 Pipeline Co. Project 2), VRDD, 4.750% due 12/1/33...........  $ 1,600,000
                                                                                               -----------
IDAHO -- 0.1%
     100,000        VMIG1*     Power County, IDPCR (FMC Corp. Project), VRDD,
                                 4.800% due 12/1/10..........................................      100,000
                                                                                               -----------
INDIANA -- 0.2%
     200,000        A-1        Jasper County, INPCRRefunding (Northern Indiana Public
                                 Service), Series-C, VRDD, 4.800% due 4/1/19.................      200,000
                                                                                               -----------
MICHIGAN -- 0.2%
                               University of Michigan:
     100,000        A-1+         University Hospital Revenue Refunding, Series A-2, VRDD,
                                   4.800% due 12/1/24........................................      100,000
     100,000        A-1+         University Medical Plan Revenue, Series A, VRDD,
                                   4.800% due 12/1/27........................................      100,000
                                                                                               -----------
                                                                                                   200,000
                                                                                               -----------
NEVADA -- 0.1%
     100,000        A-1+       Clark County, NVIDR (Cogeneration Association IProject), VRDD,
                                 4.900% due 11/1/2...........................................      100,000
                                                                                               -----------
NORTH CAROLINA -- 0.7%
     850,000        VMIG1*     North Carolina Medical Care Community Hospital Revenue
                                 (Pooled Financing Project), Series A, VRDD, 4.800%
                                 due 10/1/16.................................................      850,000
                                                                                               -----------
PENNSYLVANIA -- 0.4%
     500,000        A-1+       Pennsylvania State Higher Educational Facilities Authority
                                 Revenue Refunding (Carnegie Mellon University), Series B,
                                 VRDD, 4.800% due 11/1/27....................................      500,000
                                                                                              ------------
                               Total Short-Term Investments (Cost -- $3,550,000).............    3,550,000
                                                                                              ------------
                               Total Investments -- 100% (Cost -- $118,312,907**)............ $119,505,596
                                                                                              ============

--------------
(a) All ratings are by Standard & Poor's Ratings Service, except those which are identified by an asterisk (*) are rated by Moody's Investors Service, Inc.

**  Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 9 and 10 for definition of bond ratings and certain security descriptions.

----------------------------------------------------------------------------------------------------------
                       See notes to financial statements.

PAGE 8

MUNICIPAL PARTNERS FUND II INC.

Long-Term Securities Ratings (unaudited)

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard &Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR -- Indicates that the bond is not rated by Moody's or Standard & Poor's.

MUNICIPAL PARTNERS FUND II INC.

Short-Term Securities Ratings (unaudited)

SP-1 -- Standard &Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1 -- Standard &Poor's highest commercial paper and variable-rate demand obligation ("VRDO") rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.

P-1 -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

Security Descriptions (unaudited)

ABAG     - Association of Bay Area Governors        GO        - General Obligation Bonds
AIG      - American International Guaranty          HDC       - Housing Development Corporation
AMBAC    - American Municipal Bond Assurance        HFA       - Housing Finance Authority
             Corporation                            IDA       - Industrial Development Authority
BAN      - Bond Anticipation Notes                  IDB       - Industrial Development Board
BIG      - Bond Investors Guaranty                  IDR       - Industrial Development Revenue
CGIC     - Capital Guaranty Insurance Company       INFLOS    - Inverse Floaters
CHFCLI   - California Health Facility               ISD       - Independent School District
             Construction Loan Insurance            LEVRRS    - Leveraged Reverse Rate Securities
CONNIE                                              LOC       - Letter of Credit
  LEE    - College Construction Loan Association    MBIA      - Municipal Bond Investors Assurance
COP      - Certificate of Participation                           Corporation
EDA      - Economic Development Authority           MVRICS    - Municipal Variable Rate Inverse
EDR      - Economic Development Revenue                           Coupon Security
FGIC     - Financial Guaranty Insurance Company     PCR       - Pollution Control Revenue
FHA      - Federal Housing Administration           PSFG      - Permanent School Fund Guaranty
FHLMC    - Federal Home Loan Mortgage               RAN       - Revenue Anticipation Notes
             Corporation                            RIBS      - Residual Interest Bonds
FLAIRS   - Floating Adjustable Interest Rate        RITES     - Residual Interest Tax-Exempt Securities
             Securities                             SYCC      - Structured Yield Curve Certificate
FNMA     - Federal National Mortgage Association    TAN       - Tax Anticipation Notes
FRTC     - Floating Rate Trust Certificates         TECP      - Tax Exempt Commercial Paper
FSA      - Financial Security Assurance             TOB       - Tender Option Bonds
GIC      - Guaranteed Investment Contract           TRAN      - Tax and Revenue Anticipation Notes
GNMA     - Government National Mortgage             VA        - Veterans Administration
             Association                            VRDD      - Variable Rate Daily Demand
                                                    VRWE      - Variable Rate Wednesday Demand

MUNICIPAL PARTNERS FUND II INC.

Statement of Assets and Liabilities (unaudited)
December 31, 1999

ASSETS:
     Investments, at value (Cost-- $118,312,907).............................................  $119,505,596
     Cash....................................................................................        97,631
     Interest receivable.....................................................................     2,062,833
     Receivable for securities sold..........................................................       315,000
     Prepaid expenses........................................................................        35,472
                                                                                               ------------
     TOTAL ASSETS............................................................................   122,016,532
                                                                                               ------------
LIABILITIES:
     Management fee payable (Note 2).........................................................        62,348
     Accrued expenses........................................................................       107,391
                                                                                               ------------
     TOTAL LIABILITIES.......................................................................       169,739
                                                                                               ------------
TOTAL NET ASSETS.............................................................................  $121,846,793
                                                                                               ============
NET ASSETS:
     Preferred Stock (Note 4)................................................................  $ 45,000,000
                                                                                               ------------
     Common Stock ($0.001 par value, 100,000,000 shares authorized; 6,007,094
       shares outstanding)...................................................................         6,007
     Additional paid-in capital..............................................................    83,244,145
     Undistributed net investment income.....................................................       756,241
     Accumulated net realized loss on investments............................................    (8,352,289)
     Net unrealized appreciation on investments..............................................     1,192,689
                                                                                               ------------
     Net Assets Applicable to Common Stock...................................................    76,846,793
                                                                                               ------------
TOTAL NET ASSETS.............................................................................  $121,846,793
                                                                                               ============
NET ASSET VALUE PER SHARE OF COMMON STOCK ($76,846,793 / 6,007,094 shares outstanding).......        $12.79
                                                                                                     ======

-----------------------------------------------------------------------------------------------------------
                                        See notes to financial statements.
                                                                                                   PAGE 11

MUNICIPAL PARTNERS FUND II INC.

Statement of Operations (unaudited)
For the Six Months Ended December 31, 1999

INVESTMENT INCOME:
     Interest..............................................................   $ 3,664,543
                                                                              -----------
EXPENSES:
     Management fees (Note 2) .............................................       376,250
     Auction agent fees....................................................        61,528
     Audit and tax services ...............................................        35,192
     Shareholder communications............................................        24,131
     Legal ................................................................        14,578
     Directors' fees and expenses .........................................        12,602
     Listing fees..........................................................         8,151
     Transfer agent .......................................................         8,067
     Custodian.............................................................         3,025
     Other.................................................................        10,835
                                                                              -----------
     TOTAL EXPENSES........................................................       554,359
                                                                              -----------
NET INVESTMENT INCOME......................................................     3,110,184
                                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3):
     Net Realized Loss From Security Transactions
     (excluding short-term securities):
        Proceeds from sales................................................    21,156,244
        Cost of securities sold............................................    22,024,134
                                                                              -----------
     NET REALIZED LOSS.....................................................      (867,890)
                                                                              -----------
     Change in Net Unrealized Appreciation on Investments:
        Beginning of period................................................     5,858,791
        End of period......................................................     1,192,689
                                                                              -----------
     DECREASE IN NET UNREALIZED APPRECIATION...............................    (4,666,102)
                                                                              -----------
NET LOSS ON INVESTMENTS....................................................    (5,533,992)
                                                                              -----------
DECREASE IN NET ASSETS FROM OPERATIONS.....................................   $(2,423,808)
                                                                              ===========

-----------------------------------------------------------------------------------------
                       See notes to financial statements.

                                                                                  PAGE 12

MUNICIPAL PARTNERS FUND II INC.

Statements of Changes in Net Assets
For the Six Months Ended December 31, 1999 (unaudited) and the Year Ended June 30, 1999

                                                                              DECEMBER 31       JUNE 30
----------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income ...............................................    $  3,110,184   $  6,255,197
     Net realized loss....................................................        (867,890)      (216,350)
     Decrease in net unrealized appreciation..............................      (4,666,102)    (4,139,763)
                                                                              ------------   ------------
     INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ...................      (2,423,808)     1,899,084
                                                                              ------------   ------------
DIVIDENDS PAID FROM
NET INVESTMENT INCOME TO:
     Common shareholders..................................................      (2,252,651)    (4,505,322)
     Preferred shareholders...............................................        (842,115)    (1,628,268)
                                                                              ------------   ------------
     DECREASE IN NET ASSETS FROM DIVIDENDS                                      (3,094,766)    (6,133,590)
                                                                              ------------   ------------
DECREASE IN NET ASSETS                                                          (5,518,574)    (4,234,506)
NET ASSETS:
     Beginning of period..................................................     127,365,367    131,599,873
                                                                              ------------   ------------
     END OF PERIOD*.......................................................    $121,846,793   $127,365,367
                                                                              ============   ============
*Includes undistributed net investment income of:.........................        $756,241       $740,823
                                                                                  ========       ========

Statement of Cash Flows (unaudited)
For the Six Months Ended December 31, 1999

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
     Proceeds from sales of portfolio securities...........................................  $ 21,281,245
     Purchases of portfolio securities....................................................    (19,225,955)
     Net purchases of short-term securities................................................    (2,000,000)
                                                                                             ------------
                                                                                                   55,290
     Net investment income ................................................................     3,110,184
     Accretion of net discount on investments..............................................       (13,363)
     Net change in receivables/payables related to operations..............................        10,266
                                                                                             ------------
     NET CASH PROVIDED BY OPERATING ACTIVITIES.............................................     3,162,377
                                                                                             ------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
     Common stock dividends paid...........................................................   (2,252,651)
     Preferred stock dividends paid........................................................     (842,115)
                                                                                             ------------
     NET CASH USED BY FINANCING ACTIVITIES.................................................   (3,094,766)
                                                                                             -----------
Net Increase in Cash.......................................................................       67,611
Cash, Beginning of Period..................................................................       30,020
                                                                                             -----------
CASH, END OF PERIOD........................................................................  $    97,631
                                                                                             ===========

-------------------------------------------------------------------------------------------------------
                       See notes to financial statements.

                                                                                                PAGE 13

MUNICIPAL PARTNERS FUND II INC.

Notes to Financial Statements (unaudited)

Note 1. Organization and Significant Accounting Policies

Municipal Partners Fund II Inc. ("Fund") was incorporated in Maryland on June 21, 1993 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund's primary investment objective is to seek a high level of current income which is exempt from regular federal income taxes, consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax exempt securities that, in the opinion of Salomon Brothers Asset Management Inc ("Investment Adviser"), may appreciate in value relative to other similar obligations in the marketplace.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

SECURITIES VALUATION. Tax-exempt securities are valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. The Fund amortizes premiums and accretes discounts on securities purchased using the effective interest method.

FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Long-term capital gains, if any, in excess of loss carryovers (See Note 7) are expected to be distributed annually. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued on a weekly basis and are determined as described in

MUNICIPAL PARTNERS FUND II INC.

Note 4. The amounts of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.

CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing premium or accreting discount on debt obligations.

Note 2. Management and Advisory Fees and Other Transactions

The Fund has entered into a management agreement with PIMCO Advisors L.P. ("Investment Manager"), pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers. The management agreement was assigned to the Investment Manager from its subsidiary, Value Advisors LLC on November 2, 1999.

The Investment Manager and the Fund entered into an investment advisory and administration agreement with the Investment Adviser, a wholly owned subsidiary of Salomon Brothers Holding Co. Inc., which in turn is wholly owned by Salomon Smith Barney Holdings Inc. ("SSBH"), pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund. The Investment Adviser has delegated certain administrative services to SSB Citi Fund Management LLC("SSBC"), formerly known as SSBC Fund Management Inc., an affiliate of the Investment Adviser, pursuant to a Sub-Administration Agreement between the Investment Adviser and SSBC.

The Fund pays the Investment Manager a monthly fee at an annual rate of 0.60% of the Fund's average weekly net assets for its services, and the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of 0.36% of the Fund's average weekly net assets for its services. For purposes of calculating the fees, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund's average weekly net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager, or the Investment Adviser.

At December 31, 1999, the Investment Adviser owned 4,161 shares of the Fund.

MUNICIPAL PARTNERS FUND II INC.

Note 3. Investments

For the six months ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases.......................................................   $19,225,955
                                                                   ===========
Sales...........................................................   $21,156,244
                                                                   ===========

At December 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation...................................   $ 2,855,460
Gross unrealized depreciation...................................    (1,662,771)
                                                                   -----------
Net unrealized appreciation.....................................   $ 1,192,689
                                                                   ===========

Note 4. Preferred Stock

On October 1, 1993, the Fund closed its public offering of 900 shares of $0.001 par value Auction Rate Preferred Stock ("Preferred Shares") at an offering price of $50,000 per share. The Preferred Shares have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and, subject to certain restrictions, are redeemable in whole or in part.

Dividend rates generally reset every 28 days and are determined by auction procedures. The dividend rates on the Preferred Shares during the six months ended December 31, 1999 ranged from 3.340% to 4.395%. The weighted average dividend rate for the six months ended December 31, 1999 was 3.661%. The Board of Directors designated the dividend period commencing December 7, 1999 as a Special Rate Period. Pursuant to this Special Rate Period, the dividend rate set by the auction held on December 6, 1999 remains in effect through March 6, 2000 when the regular auction procedure resumes, subject to the Fund's ability to designate any subsequent dividend period as a Special Rate Period. The dividend rate for this Special Rate Period is 4.395%.

The Fund is subject to certain restrictions relating to the Preferred Shares. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%. The Preferred Shares are also subject to mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Articles Supplementary are not satisfied.

MUNICIPAL PARTNERS FUND II INC.

The Preferred Shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two directors and on certain matters affecting the rights of the Preferred Shares.

Note 5. Concentration of Risk

Since the Fund invests a portion of its assets in issuers located in a single state, it may be affected by economic and political developments in a specific state or region. Certain debt obligations held by the Fund are entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.

Note 6. Common Stock Dividends Subsequent to December 31, 1999

On January 3 and February 1, 2000, the Board of Directors of the Fund declared a common share dividend from net investment income, each in the amount of $0.0625 per share, payable on January 28 and February 25, 2000 to shareholders of record on January 19 and February 15, 2000, respectively.

Note 7. Capital Loss Carryforward

At June 30, 1999, the Fund had, for Federal income tax purposes, approximately $7,409,000 of loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on the last day in June of the year indicated:

                                2003          2004          2005         2007
--------------------------------------------------------------------------------
Carryforward Amounts        $3,377,000     $3,081,000    $810,000      $141,000
--------------------------------------------------------------------------------

MUNICIPAL PARTNERS FUND II INC.

Financial Highlights

Data for a share of common stock outstanding throughout each year ended June 30, except where noted:

                                                     1999(1)         1999      1998      1997      1996     1995
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....           $  13.71       $  14.42  $13.70    $ 12.92   $ 12.58  $ 12.02
                                                    --------       --------  ------    -------   -------  -------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income.................               0.52           1.04    1.03       1.05      1.05     1.07
   Net realized and unrealized gain (loss)             (0.92)         (0.73)   0.72       0.75      0.29     0.57
                                                    --------       --------  ------    -------   -------  -------
Total Income (Loss) From Operations......              (0.40)          0.31    1.75       1.80      1.34     1.64
                                                    --------       --------  ------    -------   -------  -------
DIVIDENDS PAID FROM
NET INVESTMENT INCOME TO:
   Common shareholders...................              (0.38)         (0.75)  (0.75)     (0.74)    (0.71)   (0.79)
   Preferred shareholders................              (0.14)         (0.27)  (0.28)     (0.28)    (0.29)   (0.29)
                                                    --------       --------  ------    -------   -------  -------
Total Dividends..........................              (0.52)         (1.02)  (1.03)     (1.02)    (1.00)   (1.08)
                                                    --------       --------  ------    -------   -------  -------
NET ASSET VALUE, END OF PERIOD...........           $  12.79       $  13.71  $14.42    $ 13.70   $ 12.92  $ 12.58
                                                    ========       ========  ======    =======   =======  =======
PER SHARE MARKET VALUE, END OF PERIOD....           $11.1875       $12.3125  $12.75    $12.375   $ 10.75  $ 10.75
                                                    ========       ========  ======    =======   =======  =======
TOTAL RETURN, BASED ON
  MARKET PRICE(2)........................              (6.18)%++       2.27%   9.20%     22.80%     6.62%    2.97%
RATIOS TO AVERAGE NET ASSETS OF
COMMON SHAREHOLDERS(3):
   Operating expenses....................               1.38%+         1.30%   1.36%      1.42%     1.44%    1.50%
   Net investment income.................               7.74+          7.23    7.27       7.90      8.09     8.99
NET ASSETS OF COMMON SHAREHOLDERS,
   END OF PERIOD (000)...................            $76,847        $82,365 $86,600    $82,317   $77,628  $75,541
PREFERRED STOCK OUTSTANDING,
   END OF PERIOD (000)...................            $45,000        $45,000 $45,000    $45,000   $45,000  $45,000
PORTFOLIO TURNOVER RATE..................                 16%            19%     20%         7%       55%      24%
-----------------------------------------------------------------------------------------------------------------

(1) For the six months ended December 31, 1999 (unaudited).
(2) For purposes of this calculation, dividends on common shares are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
(3) Ratios calculated on the basis of income and expenses relative to the average net assets of common shares and excludes the effect of dividend payments to preferred shareholders.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

MUNICIPAL PARTNERS FUND II INC.

Selected Quarterly Financial Information (unaudited)

Summary of quarterly results of operations:

                                                                                            NET REALIZED
                                                                    NET INVESTMENT         AND UNREALIZED
                                                                        INCOME              GAIN (LOSS)
                                                                   -----------------    --------------------
QUARTER ENDED*                                                     TOTAL   PER SHARE     TOTAL     PER SHARE
------------------------------------------------------------------------------------------------------------
September 30, 1997...........................................     $1,586   $0.26         $2,321     $0.39
December 31, 1997............................................      1,534    0.26          1,829      0.30
March 31, 1998...............................................      1,562    0.26           (186)    (0.03)
June 30, 1998................................................      1,533    0.25            343      0.06
September 30, 1998...........................................      1,571    0.26          1,972      0.33
December 31, 1998............................................      1,601    0.27         (1,640)    (0.28)
March 31, 1999...............................................      1,533    0.25           (895)    (0.15)
June 30, 1999................................................      1,550    0.26         (3,793)    (0.63)
September 30, 1999...........................................      1,552    0.26         (2,591)    (0.43)
December 31, 1999............................................      1,558    0.26         (2,943)    (0.49)
------------------------------------------------------------------------------------------------------------

 *Totals expressed in thousands of dollars except per share amounts.

                                                                                                     PAGE 19

MUNICIPAL PARTNERS FUND II INC.

Additional Shareholder Information (unaudited)

On October 14, 1999, the Annual Meeting of the Fund's Stockholders was held for the purpose of voting on the following matters:

   1. The election of Heath B. McLendon and Charles F. Barber as Directors of the Fund; and

   2. The ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending June 30, 2000.

   The results of the vote on Proposal 1 were as follows:

                                                   PREFERRED
                         PREFERRED   % OF SHARES     VOTES      % OF SHARES       VOTES      % OF SHARES
NAME OF DIRECTORS        VOTES FOR      VOTED       AGAINST        VOTED        ABSTAINED     ABSTAINED
-----------------------------------------------------------------------------------------------------------
Heath B. McLendon          839         99.8%          0           0.0%             2           0.2%
Charles F. Barber          839         99.8%          0           0.0%             2           0.2%
-----------------------------------------------------------------------------------------------------------

                                                     COMMON
                          COMMON     % OF SHARES      VOTES     % OF SHARES       VOTES      % OF SHARES
NAME OF DIRECTORS        VOTES FOR      VOTED        AGAINST       VOTED        ABSTAINED     ABSTAINED
-----------------------------------------------------------------------------------------------------------
 Charles F. Barber       5,493,676      98.1%          0           0.0%          109,153        1.9%
-----------------------------------------------------------------------------------------------------------

   The results of the vote on Proposal 2 were as follows:


                      % OF SHARES                        % OF SHARES          VOTES         % OF SHARES
     VOTES FOR           VOTED        VOTES AGAINST         VOTED           ABSTAINED        ABSTAINED
-----------------------------------------------------------------------------------------------------------
     5,475,383           99.5%           30,040             0.5%                0              0.0%
-----------------------------------------------------------------------------------------------------------


Other Information (unaudited)

Year 2000 Issue. As the year 2000 began, there were few problems caused by the inability of certain computer systems to tell the difference between the year 2000 and the year 1900 (commonly known as the Year 2000 issue). It is still possible that some computer systems could malfunction in the future because of the Year 2000 issue or as a result of actions taken to address the Year 2000 issue. The Investment Adviser does not anticipate that its services or those of the Fund's other service providers will be adversely affected, but the Investment Adviser will continue to monitor the situation. If malfunctions related to the Year 2000 issue do arise, the Fund and its investments could be negatively affected.

MUNICIPAL PARTNERS FUND II INC.

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Pursuant to the Fund's Dividend Reinvestment Plan ("Plan"), holders of Common Stock whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by State Street Bank and Trust Company ("Plan Agent") in Fund shares pursuant to the Plan, unless they elect to receive distributions in cash. Holders of Common Stock who elect to receive distributions in cash will receive all distributions in cash by check in dollars mailed directly to the holder by the Plan Agent as dividend-paying agent. Holders of Common Stock who do not wish to have distributions automatically reinvested should notify the Plan Agent at the address below. Distributions with respect to Common Stock registered in the name of a bank, broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless the service is not provided by the bank, broker-dealer or other nominee or the holder elects to receive dividends and distributions in cash. Investors who own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the holders of Common Stock in administering the Plan. After the Fund declares a dividend on the Common Stock or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares of Common Stock in connection with the Plan.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase shares of Common Stock in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares of Common Stock in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of holders of Common Stock, such as banks, broker-dealers or other nominees, who hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the holders as representing the total amount registered in such holders' names and held for the account of beneficial owners that have not elected to receive distributions in cash.

MUNICIPAL PARTNERS FUND II INC.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions and voluntary cash payments made by the participant. The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice in writing is received by the Plan Agent not less than ten days prior to any dividend or distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares or, upon written instruction from the participant, the Plan Agent will sell part or all of the participant's shares and remit the proceeds to the participant, less a $2.50 fee plus brokerage commission for the transaction.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to all participants in the Plan at least 30 days before the record date for the dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent upon at least 30 days' written notice to participants in the Plan.

All correspondence concerning the Plan should be directed to the Plan Agent, P.O. Box 8209, Boston, Massachusetts 02266-8209.

MUNICIPAL PARTNERS FUND II INC.

Directors
CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated

WILLIAM D. CVENGROS
      Co-Chairman of the Board;
      Chief Executive Officer, and
      President of Value Advisors LLC and
      Chief Executive Officer and
      President of PIMCO Advisors L.P.

HEATH B. MCLENDON
      Co-Chairman of the Board;
      Managing Director, Salomon Smith Barney Inc.
      President and Director,
      SSB Citi Fund Management
      and Travelers Investment Advisers, Inc.

RIORDAN ROETT
      Professor and Director, Latin American
      Studies Program, Paul H. Nitze
      School of Advanced International Studies,
      Johns Hopkins University

ROBERT L. ROSEN
      Chief Executive Officer,
      R.L.R. Partners, LLC
      Chairman, National Financial Partners

Officers
WILLIAM D. CVENGROS
      Co-Chairman of the Board

HEATH B. MCLENDON
      Co-Chairman of the Board

STEPHEN J. TREADWAY
      President

ROBERT E. AMODEO
      Executive Vice President

LEWIS E. DAIDONE
      Executive Vice President and Treasurer

NEWTON B. SCHOTT
      Executive Vice President

ANTHONY PACE
      Controller

CHRISTINA T. SYDOR
      Secretary

Municipal Partners Fund II Inc.
      7 World Trade Center
      New York, New York 10048
      Telephone 1-888-777-0102

INVESTMENT ADVISER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York 10048

INVESTMENT MANAGER
      PIMCO Advisors L.P.
      800 Newport Center Drive
      Suite 100
      Newport Beach, California 92660

AUCTION AGENT
      Bankers Trust Company
      4 Albany Street
      New York, New York 10006

CUSTODIAN
      PNC Bank N.A.
      200 Stevens Drive
      Lester, PA 19113

DIVIDEND DISBURSING AND TRANSFER AGENT
      State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts 02110

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
      MPT

State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200

                 Municipal Partners
                 Fund II Inc.

                 Semi-Annual Report

                 DECEMBER 31, 1999


                                  MPTSEMI 12/99


                                    BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                S. HACKENSACK, NJ
                                 PERMIT No. 750